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                                                                   EXHIBITS 10.2

                            GRC INTERNATIONAL, INC.
                           1994 EMPLOYEE OPTION PLAN

1.   PURPOSE

     The purpose of the 1994 Employee Option Plan is to enable the Company to attract and retain key employees who are expected to materially contribute to the prosperity of the Company and its affiliates, by enabling such employees to acquire a proprietary interest (or increase their proprietary interest) in the Company in accordance with the terms and conditions of this Plan. It is intended that certain options granted under the Plan shall constitute incentive stock options in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986.

2.   DEFINITIONS

     2.1.   "Board " means the Board of Directors of the Company.
             -----

     2.2.   "Cause", in the context of termination of employment, shall be
             -----
defined in the context of executive employment and shall include, but not be limited to, any material violation by an Optionee of any written employment agreement, any act of dishonesty with respect to the Company or a Related Corporation thereof, or the commission of any act reflecting unfavorably on the Company or a Related Corporation thereof.

     2.3.   "Code" means the Internal Revenue Code of 1986, as amended from time
             ----
to time.

     2.4.   "Committee" means the Committee of the Board appointed pursuant to
             ---------
Section 4.3 hereof.

     2.5.   "Company" means GRC International, Inc., a Delaware corporation, or
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any successor thereto by merger, consolidation or otherwise which may agree to continue this Plan.

     2.6.   "Director" means a director of the Company.
             --------

     2.7.   "Disability" means the inability to engage in any substantial
             ----------
gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     2.8.   "Effective Date" means November 4, 1994.
             --------------

     2.9.   "Exchange Act" means the Securities Exchange Act of 1934, as amended
             ------------
from time to time.

     2.10.  "Fair Market Value" means the average of the high and low sale
             -----------------
prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System (or on the exchange or system where the Stock is principally traded) on the date for which Fair Market Value is to be determined (or if unavailable on such date, on the next preceding trading date). If the Fair Market Value is not available on such date, the Committee shall determine the

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Fair Market Value; provided, however, in the case of Incentive Stock Options such determination shall conform to the Treasury Regulations under Section 422 of the Code.

     2.11.  "Grant Date" means the date as of which an Option is granted by the
             ----------
Committee pursuant to the Plan.

     2.12.  "Incentive Stock Option" means an option that qualifies as an
             ----------------------
incentive stock option under Section 422 of the Code.

     2.13.  "Key Employee" means any employee of the Company or a Related
             ------------
Corporation who has or is expected to materially contribute to the prosperity of the Company and or a Subsidiary. The term "Key Employee" shall include officers but exclude non-employee directors.

     2.14.  "Nonqualified Stock Option" means any Option granted under this Plan
             -------------------------
which is not an Incentive Stock Option.

     2.15.  "Option" means an Incentive Stock Option or Nonqualified Stock
             ------
Option granted pursuant to the terms of the Plan without distinction as to the type.

     2.16.  "Option Agreement" means the agreement executed between the Company
             ----------------
and the Optionee pursuant to Section 9 hereof.

     2.17.  "Option Price" means the purchase price of shares of Stock subject
             ------------
to an Option.

     2.18.  "Option Term" means the period beginning on the Grant Date and
             -----------
ending on the day an Option expires under the terms of the Option Agreement or the Plan.

     2.19.  "Optionee" means any Key Employee who is granted an Option pursuant
             --------
to the Plan.

     2.20.  "Parent" has the meaning set forth in Section 424(e) of the Code.
             ------

     2.21.  "Plan" means the GRC International, Inc. 1994 Employee Option Plan.
             ----

     2.22.  "Related Corporation" means any Parent or Subsidiary.
             -------------------

     2.23.  "Section 16 Optionee" means an Optionee who is a director, officer
             -------------------
or ten percent beneficial owner of the Company, as those terms are used under
Section 16 of the Exchange Act.

     2.24.  "Stock" means shares of the Company's $0.10 par value common stock.
             -----

     2.25.  "Subsidiary" has the meaning set forth in Section 424(f) of the
             ----------
Code.

     2.26.  "Substantial Stockholder" means any Key Employee who, immediately
             -----------------------
before an Incentive Stock Option is granted, owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules contained in Section 424(d) of the Code) more than

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10% of the total combined voting power of all classes of stock either of the
Company or any Related Corporation thereof.

     2.27.  "Treasury Regulations" means (i) any proposed or final regulations
             --------------------
issued by the Internal Revenue Service with respect to incentive stock options and any supplement or modification thereof, and (ii) any rulings, procedures, releases or other position statements published by the Internal Revenue Service with respect to incentive stock options.

3.   STOCK SUBJECT TO PLAN

     The Stock subject to Options to be granted under the Plan may be shares authorized but unissued Stock, or shares of Stock reacquired by the Company and held as treasury stock. The aggregate number of shares which may be issued under Options under this Plan shall not exceed 500,000 shares of Stock, unless such number of shares is adjusted as provided in Section 13. In the event that any outstanding Option under the Plan expires or terminates for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option shall become available for other Options under the Plan.

4.   ADMINISTRATION OF PLAN

     4.1    Administration by Committee.  The Plan shall be administered by the
            ---------------------------
Committee which shall be appointed pursuant to Section 4.3 hereof.

     4.2.   Powers of Committee.  The Committee has full and final authority
            -------------------
in its discretion to:

            (i) determine Key Employees, taking into account the nature of the services rendered by the particular employee to the Company or a Subsidiary, the employee's potential contribution to the long-term success of the Company or a Subsidiary and such other factors as the Committee in its discretion shall deem relevant;

            (ii)    grant Options from time to time to Key Employees;

            (iii) determine the duration, terms and provisions of the Options and of Option Agreements, including but not limited to, any vesting provisions;

            (iv) condition the exercise of any Options granted hereunder on the attainment of certain specified goals by the Key Employee or by the Company or a Related Corporation thereof;

            (v) restrict the sale or otherwise provide for the repurchase of shares acquired pursuant to the terms of an Option;

            (vi) determine the time or times at which Options shall be granted;

            (vii)   determine the number of shares to be covered by each option;

            (viii)  determine the Fair Market Value and the Option Price;

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            (ix)    interpret the Plan;

            (x) prescribe, amend and rescind rules and regulations relating to the Plan; and

            (xi) make all other determinations, orders and decisions necessary or advisable for the administration of the Plan. All such determinations and actions shall be conclusive and binding for all purposes and upon all persons.

     4.3.   Committee.
            ---------

            4.3.1. The Plan shall be administered by a Committee appointed or designated by the Board. The Committee shall at all times contain at least 2 members, each of which is a Director. Members of the Committee shall not be eligible to receive Options and shall be "disinterested persons" as defined in Rule 16b-3 under the Exchange Act.

            4.3.2. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

            4.3.3. The interpretation and construction by the Committee of any provision of the Plan, or of any Option granted under it, shall be final.

5.   GRANTING OF OPTIONS

     5.1.   Granting of Options to Key Employees.
            ------------------------------------

            5.1.1. The Committee may grant Options under the Plan to Key Employees for such number of shares as the Committee may determine, except that no Key Employee may be granted in any fiscal year Options to purchase more than 100,000 shares of Stock.

            5.1.2. The Committee shall designate any Option granted as either an "Incentive Stock Option" or "Nonqualified Stock Option" or the Committee may designate a portion of a grant as an "Incentive Stock Option" and the remaining portion as a "Nonqualified Stock Option". Any grant or portion of a grant shall be a "Nonqualified Stock Option if it (i) is not designated as an "Incentive Stock Option" or (ii) even if designated as an "Incentive Stock Option" shall fail to meet the applicable requirements of Code Section 422. More than one Option may be granted to a Key Employee subject to the terms and restrictions set forth herein.

            5.1.3.  An Option shall not be granted prior to the Effective Date.

     5.2.   Limitation on Grant of Incentive Stock Options.  Incentive Stock
            ----------------------------------------------
Options shall comply with the requirements of Code Section 422.

6.   OPTION PRICE

     6.1.   Committee to Determine Option Price.  The Committee shall determine
            -----------------------------------
the Option Price of shares of Stock for which Options are granted under the Plan, provided that the

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Option Price per share of Stock shall be at least equal to the Fair Market Value on the Grant Date.

     6.2.   Incentive Stock Option Price Where Optionee is Substantial
            ----------------------------------------------------------
Stockholder.  If any Optionee is a Substantial Stockholder at the Grant Date,
-----------
the Option Price determined by the Committee for an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date.

7.   TERM OF OPTIONS

     7.1.   In General.  The term of each Option shall be for such period as the
            ----------
Committee shall determine, not to exceed 10 years from the Grant Date, and shall be subject to earlier termination as hereinafter provided. An Option shall not be exercisable after the expiration of the Option Term.

     7.2.   Term of Incentive Stock Option Where Optionee is Substantial
            ------------------------------------------------------------
Stockholder.  Notwithstanding Section 7.1, if any Optionee is a Substantial
-----------
Stockholder at the Grant Date, the term of an Incentive Stock Option shall not exceed 5 years from the Grant Date.

8.   EXERCISE OF OPTIONS

     8.1.   Time of Exercise.  Each Option shall be exercisable in accordance
            ----------------
with the terms of the applicable Option Agreement, except that Options shall become immediately exercisable in full, notwithstanding any delayed exercisability provisions in the Option Agreement, upon the death or Disability of the Optionee.

     8.2.   Manner of Exercise.  To exercise an Option in whole or in part, an
            ------------------
Optionee shall give written notice of exercise to the Committee specifying the number of shares as to which the Option is being exercised, accompanied by payment in full of the Option Price for such shares either in cash or in such other consideration as approved by the Committee in its sole discretion including, but not limited to, (i) shares of previously owned Stock held by the Optionee for at least 6 months (valued at Fair Market Value), or (ii) in the event of hardship and with the advance approval of the Committee, the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise (valued at Fair Market Value). Shares of Stock used to make payments under (i) and (ii) shall be valued as of the date such notice is received by the Company's Stock Option Administrator, and the number of shares to be required for payments under (i) or (ii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount. Not less than 10 shares may be purchased at any one time unless the number purchased is the total number purchasable under the Option.

     8.3.   No Rights of Stockholder. The holder of an Option shall not have any
            ------------------------
of the rights of a stockholder with respect to the shares covered by his Option until the Option is duly exercised.

     8.4.   Additional Restrictions on Exercise.  The exercise of each Option
            -----------------------------------
shall also be subject to any restrictions, terms or conditions contained in the rules and regulations of the Committee or in the Option Agreement.

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9.   OPTION AGREEMENT

     Promptly after the grant of an Option under the Plan, and before the exercise of any part thereof, the Company and the Optionee shall execute an Option Agreement incorporating the terms of this Plan and specifying the Option Price, the number of shares of Stock subject to the Option, the terms and conditions of the Option, and such other matters, as the Committee in its sole discretion may determine. In the case of an Incentive Stock Option the Option Agreement shall contain such provisions as are required of Incentive Stock Options under the Code and applicable Treasury Regulations. The Option Agreement may also contain any other provision restricting exercise or otherwise as the Committee shall deem appropriate; provided that in the case of an Incentive Stock Option such provision is not inconsistent with Section 422 of the Code.

10.  TERMINATION OF EMPLOYMENT

     10.1.  Termination For Any Reason Other Than Death Or Disability.
            ---------------------------------------------------------

            10.1.1. If an Optionee's employment ceases for any reason other than death or Disability or termination for Cause, his or her Option(s) shall remain in effect until the earlier of the end of the Option Term or the expiration of 3 months after the Optionee's termination.

            10.1.2. Any change in corporate ownership or structure which renders the employees of any Related Corporation ineligible for further grants of Incentive Stock Options by the Company under Section 422 of the Code shall be considered a termination for reasons other than death or Disability. Options held by such employees (whether Incentive Stock Options or Non-Qualified Stock Options) shall be governed by the provisions of Section 10.1.1.

     10.2.  Termination For Cause.  If an Optionee's employment is terminated
            ---------------------
for Cause, his or her Options shall lapse forthwith.

     10.3.  Disability.  If an Optionee's employment ceases by reason of such
            ----------
Optionee's Disability, his or her Options shall remain in effect until the earlier of the end of the Option Term or the expiration of 1 year after the Optionee's termination.

     10.4.  Death.  If an Optionee's employment ceases by reason of Optionee's
            -----
death, his or her Options shall remain in effect until the earlier of the end of the Option Term or the expiration of 1 year after the Optionee's death, and may be exercised by the person to whom the Option has been transferred by will or the laws of the descent and distribution.

     10.5   Committee's Discretion.  Notwithstanding the foregoing provisions of
            ----------------------
this Section 10, the Committee may, in its absolute discretion, extend the privilege to exercise all or any part of the Option in accordance with its terms for any period of time within the Option Term.

11.  NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Option granted pursuant to the Plan shall be construed as a contract of employment between the Company or a Related

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Corporation thereof or as a limitation of the right of the Company or a Related
Corporation thereof to discharge the Optionee at any time.

12.  NON-TRANSFERABILITY OF OPTIONS

     Except as may be expressly permitted by the Committee with respect to any Nonqualified Stock Option, Options shall not be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, an Option may be exercised only by him or her.

13.  STOCK ADJUSTMENT

     13.1.  Changes in Capital Structure.  In the event that the outstanding
            ----------------------------
shares of Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan and to the annual limitation set forth in
Section 5.1. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of the event. No outstanding Incentive Stock Option shall be adjusted in a manner which would disqualify the Incentive Stock Option as an incentive stock option under Section 422 of the Code. Any adjustment made by the Committee shall be conclusive.

     13.2.  Liquidation or Dissolution.  If the Company dissolves and
            --------------------------
liquidates, then notwithstanding any restrictions on exercise set forth in this Plan or any Option, each Optionee shall have the right to exercise his Option at any time on or before the tenth day prior to the effective date of such liquidation and dissolution. The Committee may establish a different period for exercise by notice to the Optionee, and it may establish limitations on exercise to avoid subjecting the Optionee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised shall terminate on the last day for exercise prior to such effective date.

     13.3.  Limitation on Rights of Optionee.  Except as expressly provided in
            --------------------------------
Section 13.1 or 13.2 hereof, an Optionee shall have no rights by reason of the issuance of (i) shares of Stock of the Company pursuant to this Plan, (ii) additional shares of Stock, (iii) any other security or debenture convertible into Stock, (iv) or any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to an Option or the Option Price.

     13.4.  Rights of the Company.  The grant of an Option pursuant to the Plan
            ---------------------
shall not affect in any way the right or power of the Company to engage in corporate transactions, including but not limited to issuing additional shares of stock; making adjustments, reclassifications, reorganizations or changes in its capital or business structure; participating in mergers, consolidations, or share exchanges with one or more other corporations or entities; or dissolving, liquidating, or selling or transferring all or any part of its business or assets.

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14.  LEGAL RESTRICTIONS

     The Company will not be obligated to issue or deliver shares of Stock upon exercise of an Option if counsel to the Company determines that such issuance would violate any law or regulation of any governmental authority or any agreement between the Company and any securities exchange or system upon which the Stock is then listed or quoted. In connection with any stock issuance or delivery, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel by the Company regarding such matters as the Company may deem desirable, and other restrictions may apply to the shares, to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any option.

15.  TERM OF PLAN

     Options may be granted pursuant to the Plan from time to time at any time after the Effective Date, except that Incentive Stock Options may not be granted more than 10 years after the Effective Date.

16.  AMENDMENT OF THE PLAN

     The Board may at any time terminate, suspend or amend the Plan, provided
                                                                     --------
that no such amendment shall be made without shareholder approval if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or system on which the Stock may then be listed or quoted.

17.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

     Subject to the terms and conditions of the Plan and any Option Agreement, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options, to the extent not previously exercised, and authorize the granting of new Options in substitution therefor. The Committee may not change the terms or conditions of any outstanding Option in a manner that would adversely affect the rights of the Optionee without the express written consent of the Optionee (or the person entitled to exercise the Option if the Optionee is deceased) unless permitted by the terms of the Option Agreement.

18.  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Stock pursuant to the exercise of the Optionee shall be used for its general corporate purposes.

19.  WITHHOLDING TAXES

     19.1.  Elections to Pay Withholding Taxes.  Any Optionee may pay the amount
            ----------------------------------
of any federal, state or local taxes required by law to be withheld in connection with the exercise of an Option, as well as any additional taxes on the exercise up to Optionee's marginal rate, either in cash or in such other consideration as approved by the Committee in its sole discretion including, but not limited to (i) shares of previously owned Stock held by the Optionee for at least six months (valued at Fair Market Value), or (ii) the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise (valued at Fair Market Value); provided
                    --------

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that only the amount of taxes required to be withheld by law may be paid pursuant to (ii). Shares of Stock used to make payments under (i) and (ii) shall be valued as of the date such notice is received by the Company's Stock Option Administrator, and the number of shares to be required for payments under (i) or
(ii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount.

     19.2.  Compulsory Payment of Tax Withholding Obligations.  In the event an
            -------------------------------------------------
Optionee does not satisfy his tax withholding obligations pursuant to Section 19.1, the Company or a Related Corporation thereof shall have the right to deduct from any compensation or any other payment of any kind due Optionee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of an Option or the disposition (as that term is defined in Section 424(c) of the Code) of shares acquired pursuant to the exercise of an Incentive Stock Option. In lieu of such deduction, the Company may require the Optionee to make a cash payment to the Company or a Related Corporation thereof equal to the amount required to be withheld. In the event the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate pursuant to the exercise of any Option until arrangements satisfactory to the Committee for such payment have been made.

20.  MISCELLANEOUS

     20.1.  Exclusion from Retirement and Fringe Benefit Computation.  The award
            --------------------------------------------------------
and exercise of Options pursuant to the Plan shall not be taken into account as "wages," "salary," or "compensation" in determining eligibility, benefits or otherwise under (i) any pension, retirement, profit-sharing or other qualified or non-qualified plan or deferred compensation; (ii) any employee welfare or fringe benefit plan including, but not limited to, group life or disability insurance; or (iii) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.

     20.2.  Notice of Disqualifying Disposition.  In the event an Optionee makes
            -----------------------------------
a disposition (as that term is defined in Section 424(c) of the Code) of any shares of Stock acquired pursuant to the exercise of an Incentive Stock Option within 2 years from the date the Incentive Stock Option is granted or within 1 year after the shares are issued and delivered upon exercise, the Optionee shall notify the Committee of such disposition in writing.

     20.3.  Gender.  As used herein the masculine gender shall include the
            ------
feminine as the identity of an Optionee may require.

     20.4.  Governing Law.  The validity, interpretation and administration of
            -------------
the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware, and applicable federal law, without regard to principles of conflicts of law. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Delaware without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

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     20.5.  Headings.  The headings in this Plan are for reference purposes only
            --------
and shall not affect the meaning or interpretation of the Plan.

     20.6.  Notices.  All notice and other communications made or given pursuant
            -------
to this Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or to the Company at its principal office.

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